Finance Income - Summary of Finance Income (Detail) - GBP (£) £ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure Of Financial Income and Expense [line items]
Financial assets measured at amortised cost	£ 31	£ 11	£ 17
Financial assets measured at fair value through profit or loss	31	2	9
Net gains arising from the forward element of forward contracts in net investment hedge relationships	12	0	5
Other finance income	2	1	1
Finance income	£ 76	£ 14	£ 32